                                                                    EXHIBIT 99.2

CONSOLIDATED STATEMENTS OF EARNINGS
AND RETAINED EARNINGS (DEFICIT)
(Unaudited)

                                                         Three Months Ended June 30,           Six Months Ended June 30,
------------------------------------------------------------------------------------------------------------------------
(millions of dollars, except per share amounts)               2001           2000                 2001           2000
----------------------------------------------------------------------------------------------------------------------
EARNINGS
 REVENUES
 Net oil and gas                                             $ 637          $ 389                $1,406          $ 722
 Other                                                           2              8                     1             18
----------------------------------------------------------------------------------------------------------------------
                                                               639            397                 1,407            740
----------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Operating   - production                                      153             91                   305            179
             - other                                             0              5                     3              9
 Exploration                                                    33             12                    80             32
 General and administrative                                     36             12                    51             20
 Depreciation, depletion and amortization                      182            114                   372            229
 Net gain loss on asset disposals and
  provision for other losses                                    (4)           (14)                    0            (14)
 Restructuring charges                                           1              0                     4              0
 Finance charges, net                                           53             57                   110            110
 Income tax expense (Note 3)                                    59             69                   212            111
 Minority shareholders' interest                                 7              8                    11             16
----------------------------------------------------------------------------------------------------------------------
                                                               520            354                 1,148            692
----------------------------------------------------------------------------------------------------------------------
 EARNINGS FOR THE PERIOD                                     $ 119          $  43                $  259          $  48
======================================================================================================================

RETAINED EARNINGS (DEFICIT)
 BALANCE, BEGINNING OF PERIOD                                $(502)         $(750)               $ (633)         $(747)
 Earnings for the period                                       119             43                   259             48
 Dividends declared on preference shares                        (8)            (8)                  (17)           (16)
----------------------------------------------------------------------------------------------------------------------
 BALANCE, END OF PERIOD                                      $(391)         $(715)               $ (391)         $(715)
======================================================================================================================
PER SHARE INFORMATION

  Earnings - Basic and diluted (Note 2)                      $0.21          $0.10                $ 0.45          $0.09
======================================================================================================================

Certain amounts for 2000 have been reclassified to conform with the presentation adopted for 2001.

See notes to interim consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

                                                         Three Months Ended June 30,           Six Months Ended June 30,
------------------------------------------------------------------------------------------------------------------------
(millions of dollars)                                         2001           2000                 2001           2000
----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 EARNINGS FOR THE PERIOD                                     $ 119          $  43                $  259          $  48
 NON-CASH ITEMS INCLUDED IN EARNINGS:
  Depreciation, depletion and amortization                     182            114                   372            229
  Net gain on asset disposals and provision for other losses    (4)           (14)                    0            (14)
  Amortization of deferred foreign exchange losses               2              4                     6              7
  Exploration expense                                           33             12                    80             32
  Future income taxes                                           30             59                   150             95
  Other                                                         21             15                    33             26
----------------------------------------------------------------------------------------------------------------------
 CASH GENERATED FROM OPERATIONS                                383            233                   900            423
 Other long-term liabilities                                   (26)            (6)                  (28)           (11)
 Changes in non-cash working capital                            13              5                  (103)           (48)
 Other, net                                                     (1)            (1)                   (2)            (2)
----------------------------------------------------------------------------------------------------------------------
                                                               369            231                   767            362
----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
 Proceeds on asset disposals                                     5             19                     5             24
 Acquisitions                                                    0            (55)                    0            (55)
 Capital expenditures and exploration expenses                (209)          (132)                 (475)          (277)
 Cash restricted in use                                         21           (107)                   70            (99)
 Changes in non-cash working capital                           (15)           (30)                  (34)           (19)
 Other, net                                                    (24)            10                    (9)            21
----------------------------------------------------------------------------------------------------------------------
                                                              (222)          (295)                 (443)          (405)
----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
 Short-term loans                                                0             40                     0             40
 Proceeds from issue of long-term debt                          55            190                   565            213
 Long-term debt repayments                                     (72)          (141)                 (670)          (234)
 Dividends declared on preference shares                        (8)            (8)                  (17)           (16)
 Issue of equity                                                15             23                    20             24
 Repurchase of shares                                           (1)             0                   (60)             0
 Changes in non-cash working capital                            (3)            13                    (9)            13
----------------------------------------------------------------------------------------------------------------------
                                                               (14)           117                  (171)            40
----------------------------------------------------------------------------------------------------------------------

 INCREASE (DECREASE) IN CASH                                   133             53                   153             (3)
 CASH AT BEGINNING OF PERIOD                                   253            105                   233            161
----------------------------------------------------------------------------------------------------------------------
 CASH AT END OF PERIOD (1)                                   $ 386          $ 158                $  386          $ 158
======================================================================================================================
PER SHARE INFORMATION

 CASH GENERATED FROM OPERATIONS (NOTE 2)                     $0.70          $0.64                $ 1.64          $1.16
======================================================================================================================

  (1) Comprises cash and short-term investments

  See notes to interim consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                 June 30, 2001    December 31, 2000
---------------------------------------------------------------------------------------------------
(millions of dollars)                                             (unaudited)       (audited)
---------------------------------------------------------------------------------------------------
ASSETS
 CURRENT
 Cash and short-term investments                                     $  386           $  233
 Cash restricted in use                                                  78              148
 Accounts receivable                                                    487              450
 Future income taxes                                                     12               15
 Other                                                                  130              128
--------------------------------------------------------------------------------------------
                                                                      1,093              974

 INVESTMENTS, DEFERRED CHARGES AND OTHER ASSETS                         194              183
 UNALLOCATED COST RELATED TO CRESTAR ACQUISITION (NOTE 5)               450              460
 PROPERTY, PLANT AND EQUIPMENT                                        7,323            7,314
--------------------------------------------------------------------------------------------
                                                                     $9,060           $8,931
============================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
 CURRENT
 Accounts payable                                                    $  474           $  519
 Current portion of long-term debt                                      191               70
 Current portion of other long-term liabilities                          32               23
 Other                                                                  115              189
--------------------------------------------------------------------------------------------
                                                                        812              801
 LONG-TERM DEBT                                                       2,193            2,392
 OTHER LONG-TERM LIABILITIES                                            313              330
 FUTURE INCOME TAXES                                                  2,292            2,153
 MINORITY INTEREST                                                      260              246
--------------------------------------------------------------------------------------------
                                                                      5,870            5,922
--------------------------------------------------------------------------------------------

 SHAREHOLDERS' EQUITY
 Share capital (Note 2)
  Senior preference shares                                              577              577
  Ordinary shares                                                     3,021            3,042
 Contributed surplus                                                     14               33
 Retained earnings (deficit)                                           (391)            (633)
 Foreign currency translation adjustment                                (31)             (10)
--------------------------------------------------------------------------------------------
                                                                      3,190            3,009
--------------------------------------------------------------------------------------------
                                                                     $9,060           $8,931
============================================================================================

  See notes to interim consolidated financial statements.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

--------------------------------------------------------------------------------
(millions of dollars, except per share amounts)
--------------------------------------------------------------------------------

These interim consolidated financial statements should be read in conjunction with the Consolidated Financial Statements for the year ended December 31, 2000. Certain comparative amounts have been reclassified to conform with the current period's presentation.



1. SIGNIFICANT ACCOUNTING POLICIES

   These interim consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies as set out in the Summary of Significant Accounting Policies to the Consolidated Financial Statements for the year ended December 31, 2000, on pages 5 and 6 in the 2000 Annual Report, filed as exhibit 99.1 in this form 8K/A Report, except as noted below.

   Conoco Canada Resources Limited (formerly Gulf Canada Resources Limited) has adopted the new accounting standard issued by the CICA on Earnings Per Share. The new section harmonized Canadian standards with the United States standards for the calculation of diluted earnings per share. All earnings per share numbers have been retroactively restated and the changes are not significant.



2. SHARE CAPITAL

AUTHORIZED:

   SENIOR PREFERENCE SHARES - unlimited number. These preference shares rank in priority to the ordinary shares and may be issued from time to time in series with the consideration per share, designation, attributes, including any pre-emptive, redemption or conversion rights, and the number of each series to be fixed by the directors prior to issue.

   JUNIOR PREFERENCE SHARES - unlimited number. The attributes associated with these shares are substantially the same as the senior preference shares except that they rank junior to the senior preference shares.

   ORDINARY SHARES  - voting, unlimited number without nominal or par value.


ISSUED AND OUTSTANDING:
------------------------------------------------------------------------------
                                                    NUMBER             AMOUNT
------------------------------------------------------------------------------
SENIOR PREFERENCE SHARES:

(As at December 31, 2000 and June 30, 2001)
  Series 1                                         85,504,557           $  428
  Series 2                                                300              149
------------------------------------------------------------------------------
                                                   85,504,857           $  577
==============================================================================

ORDINARY SHARES:

  As at December 31, 2000                         541,807,075           $3,042
  Issued pursuant to exercise of stock options        756,085                5
  Shares repurchased                               (7,180,300)             (40)
------------------------------------------------------------------------------
  As at March 31, 2001                            535,382,860            3,007
  Issued pursuant to exercise of stock options      1,955,427               15
  Shares repurchased                                 (200,000)              (1)
------------------------------------------------------------------------------
  As at June 30, 2001                             537,138,287           $3,021
==============================================================================


The weighted average number of ordinary shares outstanding was 536,011,333 (diluted - 541,444,603) for the second quarter of 2001 and 352,389,677
(diluted - 353,417,942) for the second quarter of 2000. The weighted average number of ordinary shares outstanding was 537,563,463 (diluted - 541,877,699) for the six months ended June 30, 2001 and 350,958,137 (diluted - 351,516,475) for the six months ended June 30, 2000. The earnings and cash generated from operations is after deduction of senior preference share dividends of $8 million for the second quarter of 2001 ($8 million - 2000) and $17 million for the six months ended June 30, 2001 ($16 million - 2000).

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

--------------------------------------------------------------------------------
(millions of dollars)
--------------------------------------------------------------------------------

2.  SHARE CAPITAL (CONTINUED)

STOCK OPTIONS:
--------------------------------------------------------------------------------
                                                    WEIGHTED AVERAGE
                                       NUMBER        EXERCISE PRICE
--------------------------------------------------------------------------------
OUTSTANDING:

 As at December 31, 2000              24,184,713       $ 7.61
 Granted                                  50,000         7.05
 Exercised                              (756,085)       (6.53)
 Expired                              (1,345,661)       (8.97)
------------------------------------------------
 As at March 31, 2001                 22,132,967       $ 7.56
 Granted                                  43,500         8.30
 Exercised                            (1,955,427)       (8.04)
 Expired                                (780,934)       (9.56)
------------------------------------------------
 As at June 30, 2001                  19,440,106       $ 7.43
================================================
EXERCISABLE:
------------------------------------------------
 As at June 30, 2001                  10,986,593       $ 7.87
================================================

During the first six months of 2001, the Company purchased and cancelled 7,380,300 ordinary shares at an aggregate cost of $60 million. The $19 million excess of the carrying value over the amount paid to repurchase these shares has been charged to contributed surplus.

3.  INCOME TAX EXPENSE

    The income tax expense reflects an effective tax rate which differs from the Canadian statutory rate of 43 per cent. This difference is mainly the result of the following:

                                                                                   Three months        Six months
                                                                                   ended June 30,     ended June 30,
--------------------------------------------------------------------------------------------------------------------
                                                                                    2001     2000     2001     2000
--------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income taxes
 Canadian                                                                           $  76    $  20    $ 284     $(14)
 Foreign                                                                              102       92      187      173
--------------------------------------------------------------------------------------------------------------------
                                                                                    $ 178    $ 112    $ 471    $ 159
====================================================================================================================
Computed income tax expense at the statutory rate                                   $  71    $  49    $ 202     $ 70
Non-deductible and non-taxable amounts related to:
 Amortization of assets with no or partial tax basis                                    2        5        4        7
 Crown royalties and other payments to governments, net of resource allowance           3        4        8       12
 Syncrude remission order                                                              (3)      (5)      (6)      (7)
 Non-recognition of tax relief due to lack of certainty                                 1        2        2        3
 Minority interest                                                                      3        3        5        7
Rate in Indonesia differs from Canadian statutory rate                                  1        6       13       14
Capital tax                                                                             6        4       11        6
Alberta rate change benefit                                                           (30)       -      (30)       -
Other                                                                                   5        1        3       (1)
--------------------------------------------------------------------------------------------------------------------
Income tax expense                                                                  $  59    $  69    $ 212    $ 111
====================================================================================================================
Current                                                                             $  29    $  10    $  62    $  16
Future                                                                                 30       59      150       95
--------------------------------------------------------------------------------------------------------------------
Income tax expense                                                                  $  59    $  69    $ 212    $ 111
====================================================================================================================

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

--------------------------------------------------------------------------------
(millions of dollars)
--------------------------------------------------------------------------------

4.  SEGMENT INFORMATION

    Three months ended June 30,

                                     NORTH AMERICA                                        INTERNATIONAL
                   ----------------------------------------------------    ------------------------------------   -------------
                   Oil and Gas    Syncrude    Petrovera      Other 1        Indonesia    Netherlands   Other        Total
                   ------------------------------------------------------------------------------------------------------------
                   2001  2000    2001  2000  2001   2000   2001    2000    2001   2000   2001  2000  2001  2000   2001    2000
                   ------------------------------------------------------------------------------------------------------------
  REVENUES         $413   $180   $65   $70   $ 28   $ 42   $(18)   $(41)   $109   $126   $32   $23   $10   $ (3)   $639   $397
-------------------------------------------------------------------------------------------------------------------------------
  EXPENSES          227     88    41    36     32     36      3       4      37     43    19    15     9      0     368    222
-------------------------------------------------------------------------------------------------------------------------------
                   $186   $ 92   $24   $34   $ (4)  $  6   $(21)   $(45)   $ 72   $ 83   $13   $ 8   $ 1   $ (3)    271    175
===============================================================================================================
  General and administrative                                                                                        36      12
  Net gain on asset disposals and provision for other losses                                                        (4)    (14)
  Restructuring charges                                                                                              1       0
  Finance charges, net                                                                                              53      57
  Income tax expense                                                                                                59      69
  Minority interest                                                                                                  7       8
-------------------------------------------------------------------------------------------------------------------------------
  Earnings for the period                                                                                         $119    $ 43
==============================================================================================================================

  Six months ended June 30,

                                     NORTH AMERICA                                        INTERNATIONAL
                   ----------------------------------------------------    ------------------------------------   ------------
                   Oil and Gas    Syncrude    Petrovera      Other 1        Indonesia    Netherlands   Other        Total
                   ------------------------------------------------------------------------------------------------------------
                   2001  2000    2001  2000  2001   2000   2001    2000    2001   2000   2001  2000  2001  2000   2001    2000
                   ------------------------------------------------------------------------------------------------------------

  REVENUES         $966   $332   $135  $122  $ 57   $ 80   $(48)   $(81)   $207   $241   $71    $49  $19   $ (3) $1,407  $740
-----------------------------------------------------------------------------------------------------------------------------
  EXPENSES          461    190     85    68    64     63      6       9      86     82    40     32   18      5     760   449
-----------------------------------------------------------------------------------------------------------------------------
                   $505   $142   $ 50  $ 54  $ (7)  $ 17   $(54)   $(90)   $121   $159   $31    $17  $ 1   $ (8)    647   291
===============================================================================================================
  General and administrative                                                                                         51    20
  Net gain loss on asset disposals and provision for other losses                                                     0   (14)
  Restructuring charges                                                                                               4     0
  Finance charges, net                                                                                              110   110
  Income tax expense                                                                                                212   111
  Minority interest                                                                                                  11    16
-----------------------------------------------------------------------------------------------------------------------------
  Earnings for the period                                                                                          $259  $ 48
=============================================================================================================================

(1) Other North America includes pipelines, contract drilling, hedging and other.


5. UNALLOCATED COST RELATED TO CRESTAR ACQUISITION

   On November 6, 2000, Gulf completed the acquisition of Crestar Energy Inc. The allocation of the purchase price was done on a preliminary basis and will be finalized in 2001.

6. SUBSEQUENT EVENT

   Effective July 5, 2001, the Company's administrative services agreement with Athabasca Oil Sands Investments Inc. ("AOSII") was terminated as a result of the merger between Canadian Oil Sands Trust and Athabasca Oils Sands Trust. Pursuant to the terms of the agreement, AOSII paid the Company approximately $20 million for the termination of their services.

   On July 13, 2001, the US$4.3 billion cash tender offer to purchase all of the outstanding ordinary shares of Gulf Canada Resources Limited was completed by Conoco Inc.'s wholly owned Canadian subsidiary, Conoco Northern Inc. Conoco Inc. will take up and pay for approximately 96 per cent of the ordinary shares that were tendered in the offer and immediately acquire the remaining shares pursuant to the compulsory acquisition provisions of the Canada Business Corporations Act. The Company name was changed from Gulf Canada Resources Limited to Conoco Canada Resources Limited.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

--------------------------------------------------------------------------------
(millions of dollars)
--------------------------------------------------------------------------------

7.  UNITED STATES ACCOUNTING PRINCIPLES

  If United States generally accounting principles (U.S. GAAP) had been followed, earnings would have been as follows:

                                                                                      JUNE 30, 2001
                                                                                  ------------------

Earnings from continuing operations, as reported                                     $           259
Adjustments
   Foreign exchange (losses) gains (a)............................................               (15)
   Asset impairments / DD&A (b)...................................................                 8
   Gain (loss) on derivative contracts (c)........................................                51
   Income tax recovery (expense) (d)..............................................               (19)
                                                                                     ---------------
Earnings, as adjusted.............................................................               284
                                                                                     ---------------

Other comprehensive income
Comprehensive income..............................................................               284
Cumulative effect of accounting change (c)........................................               (60)
                                                                                     ---------------
Pro forma earnings reflecting accounting change...................................   $           224
                                                                                     ===============

  If U.S. GAAP were followed, amounts on the Consolidated Statements of Financial Position would be adjusted as follows:

                                                                                      JUNE 30, 2001
                                                                                     ---------------

Assets
Investments, deferred charges and other assets (a)(c).............................   $           (46)
Property, plant and equipment (b).................................................              (127)
                                                                                     ---------------
                                                                                     $          (173)
                                                                                     ===============
Liabilities and shareholders' equity
Other current liabilities (c).....................................................   $            48
Other long-term liabilities (c)...................................................                 4
Future income taxes (d)...........................................................               (66)
Retained earnings (deficit) (a)(b)(c).............................................              (159)
                                                                                     ---------------
                                                                                     $          (173)
                                                                                     ===============

(a) Under U.S. GAAP, unrealized gains or losses arising on translation of long-term liabilities in foreign funds would be included in earnings in the period in which they arise. The capitalized balance on Gulf Canada's balance sheet of such losses was $75 at June 30, 2001 and $60 at December 31, 2000 resulting in an adjustment of $15 for the six-month period ended June 30, 2001.

(b) U.S. GAAP requires that impaired assets be written down to their fair value, rather than undiscounted future cash flows from use. Accordingly, Gulf Canada would have recognized additional impairment in prior periods, reducing the property balance under U.S. GAAP, which in turn lowers depreciation expense by $8 in 2001.

(c) Under U.S. GAAP, Gulf Canada would have been required to adopt SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," effective January 1, 2001. Gulf Canada has not designated any of the derivatives it held at January 1, 2001 as hedges under the provisions of these standards. The adoption of these standards would have resulted in a cumulative effect adjustment loss of $60 and a pre-tax gain in continuing operations of $51 for the period ended June 30, 2001 and the recognition of $3 in assets and $62 in liabilities as of June 30, 2001.

(d)  The related tax impacts of all U.S. GAAP adjustments.